UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT DECEMBER 31, 2007	Legg Mason Partners Variable Appreciation Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Appreciation
Portfolio

Annual Report • December 31, 2007

What’s
Inside

Portfolio Objective
The Portfolio seeks long-term appreciation of capital. The investment objective of the Portfolio is non-fundamental and may be changed by the Board of Trustees without the approval of shareholders or Policyholders.

Letter from the Chairman	I

Portfolio Overview	1

Portfolio at a Glance	5

Portfolio Expenses	6

Portfolio Performance	8

Historical Performance	9

Schedule of Investments	10

Statement of Assets and Liabilities	15

Statement of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	18

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	32

Board Approval of Management and Subadvisory Agreements	33

Additional Information	38

Important Tax Information	44

Letter from the Chairman
R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.
Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed

Legg Mason Partners Variable Appreciation Portfolio  I

stated: “Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”
Despite periods of extreme volatility, the U.S. stock market produced overall positive results during the 12-month reporting period. After rising in four of the first five months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November and modestly in December due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 5.49% during the 12 months ended December 31, 2007.
Looking at the U.S. stock market more closely, large- and mid-cap stocks outperformed their small-cap counterparts, as the Russell 1000v, Russell Midcapvi and Russell 2000vii Indexes returned 5.77%, 5.60% and -1.57%, respectively, during the 12 months ended December 31, 2007. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 11.40% and -1.01%, respectively. This marked the first calendar year since 1999 that, overall, growth stocks outperformed value stocks.
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

Information About Your Portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees,

II  Legg Mason Partners Variable Appreciation Portfolio

and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.
Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners Variable Appreciation Portfolio  III

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Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. For the financial markets, 2007 was a tumultuous year that managed to produce modest gains for much of the broad U.S. stock market, despite high levels of volatility and widely disparate performance among different market sectors. After a solid start to the year, U.S. stock indexes fell sharply in February following China’s worst one-day stock market performance in 10 years, which had widespread repercussions for global markets. However, by mid-March, the domestic equity market had resumed its ascent on the strength of positive economic and corporate earnings news and continued merger and acquisition (M&A) activity that helped lift the Dow Jones Industrial Average (“DJIA”)i to new record highs of 13,000 and 14,000 during the summer.
Despite record employment and corporate profits, the mountain of debt that had accumulated throughout the United States threatened the economy from many angles: mortgage debt on overpriced homes or speculative real estate; leverage used by some hedge funds and financial institutions to try and obtain increasingly diminishing returns; packages of low-grade bonds or mortgages with little transparency; record levels of credit card debt. There seemed an inevitability of a serious unwinding, and beginning in the summer, falling home prices exposed the fault lines.
As news of the subprime crisis unfolded, a number of credit-rating downgrades and announcements of massive write-downs by prominent financial firms with subprime exposure contributed to growing investor fears and increasing levels of market volatility. The Federal Reserve Board (“Fed”)ii soon joined central banks around the world in an effort to normalize credit markets by injecting large amounts of liquidity into the markets and lowering key interest rates.
Severe economic pain was felt, ranging from repossessed homes, all the way to major banks. There were, in effect, two distinct stock markets this past year. Energy and Information Technology (“IT”) sector stocks led the broad market indexes higher, but Financials and housing-related stocks experienced a rout.
In our view, the fact that the overall market managed a gain in the face of so many problems was due to very reasonable valuations on many stocks, in contrast to 1999, when valuations were stretched. The DJIA registered a total return of 8.88% for the 12 months ended December 31, 2007, while the broader S&P 500 Indexiii gained 5.49% and the small-cap market, as represented by the Russell 2000 Indexiv, returned -1.57% for the same period. The Financials and Consumer Discretionary sectors were the weakest performers within the S&P 500 Index in 2007, suffering double-digit losses, while the Energy, Materials, Utilities and IT sectors all had strong double-digit gains over the same period.

Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report  1

Performance Review
For the 12 months ended December 31, 2007, Class I shares of Legg Mason Partners Variable Appreciation Portfolio1 returned 8.42%. These shares outperformed the Portfolio’s unmanaged benchmark, the S&P 500 Index, which returned 5.49% over the same time frame. The Portfolio’s Lipper Variable Large-Cap Core Funds Category Average2 increased 5.78% for the same period.

Performance Snapshot as of December 31, 2007 (unaudited)

	6 Months	12 Months

Variable Appreciation Portfolio[1] — Class I Shares	2.42%	8.42%

S&P 500 Index	-1.37%	5.49%

Lipper Variable Large-Cap Core Funds Category Average[2]	-1.15%	5.78%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance of Class II shares is not shown because this share class commenced operations on November 9, 2007.

Prior to April 30, 2007, the Portfolio offered one non-designated class of shares. Effective as of April 30, 2007, the non-designated class of shares is re-designated “Class I” shares.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus for Class I shares dated April 30, 2007, the gross total operating expenses for Class I shares were 0.72%.

As of the Portfolio’s prospectus for Class II shares dated November 8, 2007, the gross total operating expenses for Class II were 0.98%

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 206 funds for the six-month period and among the 203 funds for the 12-month period in the Portfolio’s Lipper category.

2  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Q. What were the most significant factors affecting Portfolio performance?
What were the leading contributors to performance?
A. On an absolute basis, the Portfolio had positive performance in all sectors for the year, with the greatest returns seen in the Financials, IT, Industrials and Energy sectors. The leading contributors to performance included positions in Berkshire Hathaway Inc. (Class A Shares) in the Financials sector, Exxon Mobil Corp. in the Energy sector, VeriSign Inc. and EMC Corp., both in the IT sector, as well as United Technologies Corp. in the Industrials sector.

What were the leading detractors from performance?
A. On an individual stock basis, the leading detractors from Portfolio performance for the year included holdings in Freddie Mac and Merrill Lynch & Co. Inc., both in the Financials sector, Time Warner Inc. in the Consumer Discretionary sector, LSI Corp. in the IT sector and Amgen Inc. in the Health Care sector.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. Over the course of the year, we increased the Portfolio’s exposure to the Health Care sector and maintained an underweight exposure to those segments of the Financials sector that we believed were subject to the greatest risks from the subprime industry. We also raised the Portfolio’s cash position over the course of the year, a tactic we can utilize when, in our opinion, market valuation levels become excessive, when we are waiting for buying opportunities, or when we anticipate a potential stock market decline.
We closed a number of positions during the year, including Portfolio holdings in Canadian Natural Resources Ltd. in the Energy sector, which we sold for significant gains for the Portfolio as the provincial government indicated it may raise royalties on the industry, and Marsh & McLennan Cos. Inc., an insurance broker in the Financials sector which we sold after repeated earnings disappointments. The Portfolio’s long-term position in Florida East Coast Industries Inc., a commercial real estate and regional rail operator in the Industrials sector, was sold at a premium in an acquisition by a private equity group. We established new Portfolio positions during the year in a number of companies, including Newfield Exploration Co., a domestic onshore oil and gas exploration company in the Energy sector, Abbot Laboratories in the Health Care sector, and Annaly Capital Management Inc., a high-quality Real Estate Investment Trust (“REIT”)v specializing in government-backed mortgage securities in the Financials sector.

3  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Thank you for your investment in Legg Mason Partners Variable Appreciation Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Harry D. “Hersh” Cohen Portfolio Manager ClearBridge Advisors, LLC	Scott K. Glasser Portfolio Manager ClearBridge Advisors, LLC

January 15, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2007 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (5.0%), Berkshire Hathaway Inc. (4.8%), Exxon Mobil Corp. (3.2%), Johnson & Johnson (2.5%), Microsoft Corp. (2.4%), Travelers Cos. Inc. (2.3%), United Technologies Corp. (2.3%), International Business Machines Corp. (2.3%), Procter & Gamble Co. (2.2%), Cisco Systems Inc. (1.8%). Please refer to pages 11 through 15 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2007 were: Financials (18.0%), Industrials (16.1%), Information Technology (16.1%), Energy (11.2%), Health Care (9.7%). The Portfolio’s composition is subject to change at any time.

RISKS: The Portfolio may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[v]	A Real Estate Investment Trust (“REIT”) invests in real estate or loans secured by real estate and issues shares in such investments, which can be illiquid.

Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report  4

Portfolio at a Glance (unaudited)

Investment Breakdown

5  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Portfolio Expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distributor and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Actual Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio(3)	the Period(4)

Class I	2.42%	$1,000.00	$1,024.20	0.74%	$3.78

Class II(5)	1.57	1,000.00	1,015.70	0.97	1.34

(1)	For the six months ended December 31, 2007, unless otherwise noted.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	For the period November 9, 2007 (inception date) to December 31, 2007.

6  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Portfolio Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio(2)	the Period(3)

Class I	5.00%	$1,000.00	$1,021.48	0.74%	$3.77

Class II(4)	5.00	1,000.00	1,005.52	0.97	1.33

(1)	For the six months ended December 31, 2007, unless otherwise noted.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	For the period November 9, 2007 (inception date) to December 31, 2007.

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Portfolio Performance

Average Annual Total Returns(1) (unaudited)

	Class I	Class II

Twelve Months Ended 12/31/07	8.42%	N/A

Five Years Ended 12/31/07	11.96	N/A

Ten Years Ended 12/31/07	6.46	N/A

Inception* through 12/31/07	9.42	1.57%

Cumulative Total Return(1) (unaudited)

Class I (12/31/97 through 12/31/07)	86.99%

Class II (Inception* through 12/31/07)	1.57%

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and II shares are October 16, 1991 and November 9, 2007, respectively.

8  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class I Shares of Legg Mason Partners Variable Appreciation Portfolio vs. S&P 500 Index† (December 1997 - December 2007)

†	Hypothetical illustration of $10,000 invested in Class I shares on December 31, 1997, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance for the Fund’s Class II shares would be lower than the Class I shares performance indicated on this chart to the extent that Class II shares have higher expenses than Class I shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS VARIABLE APPRECIATION PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 92.9%
CONSUMER DISCRETIONARY — 5.0%
Hotels, Restaurants & Leisure — 1.1%
178,200	Marcus Corp.	$2,753,190
141,140	McDonald’s Corp.	8,314,557

	Total Hotels, Restaurants & Leisure	11,067,747

Media — 3.4%
83,000	Cablevision Systems Corp., New York Group, Class A Shares*	2,033,500
136,000	Comcast Corp., Class A Shares*	2,483,360
40,000	EchoStar Communications Corp., Class A Shares*	1,508,800
8,300	Gannett Co. Inc.	323,700
703,550	Time Warner Inc.	11,615,611
487,940	Walt Disney Co.	15,750,703

	Total Media	33,715,674

Multiline Retail — 0.3%
50,000	Target Corp.	2,500,000

Specialty Retail — 0.2%
80,000	Home Depot Inc.	2,155,200

	TOTAL CONSUMER DISCRETIONARY	49,438,621

CONSUMER STAPLES — 9.1%
Beverages — 1.3%
176,000	PepsiCo Inc.	13,358,400

Food & Staples Retailing — 2.3%
383,000	Wal-Mart Stores Inc.	18,203,990
117,000	Walgreen Co.	4,455,360

	Total Food & Staples Retailing	22,659,350

Food Products — 2.4%
83,270	Cadbury Schweppes PLC, ADR	4,111,040
114,000	General Mills Inc.	6,498,000
60,600	H.J. Heinz Co.	2,828,808
331,213	Kraft Foods Inc., Class A Shares	10,807,480

	Total Food Products	24,245,328

Household Products — 3.1%
117,000	Kimberly-Clark Corp.	8,112,780
302,396	Procter & Gamble Co.	22,201,914

	Total Household Products	30,314,694

	TOTAL CONSUMER STAPLES	90,577,772

See Notes to Financial Statements.

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Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

ENERGY — 11.2%
Energy Equipment & Services — 1.6%
359,000	Nabors Industries Ltd.*	$9,833,010
65,300	Schlumberger Ltd.	6,423,561

	Total Energy Equipment & Services	16,256,571

Oil, Gas & Consumable Fuels — 9.6%
130,400	Anadarko Petroleum Corp.	8,565,976
51,000	BP PLC, ADR	3,731,670
164,000	Devon Energy Corp.	14,581,240
163,664	EnCana Corp.	11,122,605
337,285	Exxon Mobil Corp.	31,600,232
301,827	Newfield Exploration Co.*	15,906,283
37,810	SandRidge Energy Inc.*	1,355,867
319,103	Spectra Energy Corp.	8,239,239

	Total Oil, Gas & Consumable Fuels	95,103,112

	TOTAL ENERGY	111,359,683

EXCHANGE TRADED FUNDS — 0.8%
326,000	iShares MSCI Japan Index Fund	4,332,540
49,200	streetTRACKS Gold Trust*	4,057,032

	TOTAL EXCHANGE TRADED FUNDS	8,389,572

FINANCIALS — 18.0%
Capital Markets — 1.4%
84,000	Lehman Brothers Holdings Inc.	5,496,960
151,605	Merrill Lynch & Co. Inc.	8,138,156

	Total Capital Markets	13,635,116

Commercial Banks — 0.9%
303,600	Wells Fargo & Co.	9,165,684

Consumer Finance — 1.6%
301,665	American Express Co.	15,692,613

Diversified Financial Services — 1.3%
55,642	Bank of America Corp.	2,295,789
236,098	JPMorgan Chase & Co.	10,305,678

	Total Diversified Financial Services	12,601,467

Insurance — 8.8%
86,650	AFLAC Inc.	5,426,889
202,560	American International Group Inc.	11,809,248
334	Berkshire Hathaway Inc., Class A Shares*	47,294,400
428,560	Travelers Cos. Inc.	23,056,528

	Total Insurance	87,587,065

Real Estate Investment Trusts (REITs) — 1.5%
817,000	Annaly Capital Management Inc.	14,853,060

See Notes to Financial Statements.

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Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Real Estate Management & Development — 0.9%
209,970	Forest City Enterprises Inc., Class A Shares	$9,331,067

Thrifts & Mortgage Finance — 1.6%
184,000	Freddie Mac	6,268,880
488,000	Hudson City Bancorp Inc.	7,329,760
169,851	Radian Group Inc.	1,983,860

	Total Thrifts & Mortgage Finance	15,582,500

	TOTAL FINANCIALS	178,448,572

HEALTH CARE — 9.7%
Biotechnology — 1.4%
106,000	Amgen Inc.*	4,922,640
76,220	Biogen Idec Inc.*	4,338,442
70,925	Genentech Inc.*	4,756,940

	Total Biotechnology	14,018,022

Health Care Providers & Services — 1.2%
201,650	UnitedHealth Group Inc.	11,736,030

Pharmaceuticals — 7.1%
268,499	Abbott Laboratories	15,076,219
167,000	Bristol-Myers Squibb Co.	4,428,840
115,100	Eli Lilly & Co.	6,145,189
370,100	Johnson & Johnson	24,685,670
81,000	Merck & Co. Inc.	4,706,910
504,306	Pfizer Inc.	11,462,875
82,220	Wyeth	3,633,302

	Total Pharmaceuticals	70,139,005

	TOTAL HEALTH CARE	95,893,057

INDUSTRIALS — 16.1%
Aerospace & Defense — 4.7%
163,400	Honeywell International Inc.	10,060,538
233,050	Raytheon Co.	14,146,135
297,700	United Technologies Corp.	22,785,958

	Total Aerospace & Defense	46,992,631

Air Freight & Logistics — 1.3%
182,000	United Parcel Service Inc., Class B Shares	12,871,040

Commercial Services & Supplies — 2.6%
153,500	Covanta Holding Corp.*	4,245,810
148,492	Pitney Bowes Inc.	5,648,635
472,000	Waste Management Inc.	15,420,240

	Total Commercial Services & Supplies	25,314,685

See Notes to Financial Statements.

12  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

Industrial Conglomerates — 7.0%
160,000	3M Co.	$13,491,200
1,330,000	General Electric Co.	49,303,100
163,375	Tyco International Ltd.	6,477,819

	Total Industrial Conglomerates	69,272,119

Machinery — 0.5%
118,000	Dover Corp.	5,438,620

	TOTAL INDUSTRIALS	159,889,095

INFORMATION TECHNOLOGY — 16.1%
Communications Equipment — 2.7%
673,705	Cisco Systems Inc.*	18,237,195
210,100	QUALCOMM Inc.	8,267,435

	Total Communications Equipment	26,504,630

Computers & Peripherals — 4.0%
183,280	Dell Inc.*	4,492,193
722,950	EMC Corp.*	13,396,263
207,000	International Business Machines Corp.	22,376,700

	Total Computers & Peripherals	40,265,156

Internet Software & Services — 2.7%
106,000	eBay Inc.*	3,518,140
11,764	Google Inc., Class A Shares*	8,134,571
300,775	VeriSign Inc.*	11,312,148
151,200	Yahoo! Inc.*	3,516,912

	Total Internet Software & Services	26,481,771

IT Services — 1.1%
242,000	Automatic Data Processing Inc.	10,776,260

Semiconductors & Semiconductor Equipment — 2.3%
519,735	Intel Corp.	13,856,135
697,000	LSI Corp.*	3,701,070
56,725	MEMC Electronic Materials Inc.*	5,019,595

	Total Semiconductors & Semiconductor Equipment	22,576,800

Software — 3.3%
681,910	Microsoft Corp.	24,275,996
387,500	Oracle Corp.*	8,749,750

	Total Software	33,025,746

	TOTAL INFORMATION TECHNOLOGY	159,630,363

See Notes to Financial Statements.

Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report  13

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value

MATERIALS — 4.9%
Chemicals — 3.8%
164,000	Cytec Industries Inc.	$10,099,120
204,000	E.I. du Pont de Nemours & Co.	8,994,360
83,900	Monsanto Co.	9,370,791
131,000	PPG Industries Inc.	9,200,130

	Total Chemicals	37,664,401

Metals & Mining — 0.6%
166,500	Alcoa Inc.	6,085,575

Paper & Forest Products — 0.5%
72,079	Weyerhaeuser Co.	5,315,106

	TOTAL MATERIALS	49,065,082

TELECOMMUNICATION SERVICES — 1.5%
Diversified Telecommunication Services — 1.5%
219,220	AT&T Inc.	9,110,783
130,500	Verizon Communications Inc.	5,701,545

	TOTAL TELECOMMUNICATION SERVICES	14,812,328

UTILITIES — 0.5%
Electric Utilities — 0.5%
244,500	Duke Energy Corp.	4,931,566

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $692,520,288)	922,435,711

Face
Amount

SHORT-TERM INVESTMENT — 7.2%
Repurchase Agreement — 7.2%
$71,642,000	Interest in $840,894,000 joint tri-party repurchase agreement dated 12/31/07 with Greenwich Capital Markets Inc., 4.350% due 1/2/08; Proceeds at maturity — $71,659,313; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.000% due 2/15/08 to 10/17/36; Market value — $73,075,217) (Cost — $71,642,000)	71,642,000

	TOTAL INVESTMENTS — 100.1% (Cost — $764,162,288#)	994,077,711
	Liabilities in Excess of Other Assets — (0.1)%	(759,396)

	TOTAL NET ASSETS — 100.0%	$993,318,315

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $768,375,964.

 Abbreviation used in this schedule:

 ADR — American Depositary Receipt

See Notes to Financial Statements.

14  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $764,162,288)	$994,077,711
Cash	360
Receivable for securities sold	2,926,475
Dividends and interest receivable	1,526,985
Receivable for Fund shares sold	176
Prepaid expenses	8,984

Total Assets	998,540,691

LIABILITIES:
Payable for securities purchased	4,039,474
Investment management fee payable	584,098
Payable for Fund shares repurchased	428,809
Trustees’ fees payable	26,840
Deferred compensation payable	6,673
Distribution fees payable	4,183
Accrued expenses	132,299

Total Liabilities	5,222,376

Total Net Assets	$993,318,315

NET ASSETS:
Par value (Note 6)	$377
Paid-in capital in excess of par value	734,701,945
Undistributed net investment income	217,897
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	28,482,673
Net unrealized appreciation on investments	229,915,423

Total Net Assets	$993,318,315

Shares Outstanding:
Class I	36,447,404

Class II	1,230,267

Net Asset Value:
Class I	$26.36

Class II	$26.42

See Notes to Financial Statements.

15  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Dividends	$14,105,783
Interest	3,365,473
Less: Foreign taxes withheld	(32,892)

Total Investment Income	17,438,364

EXPENSES:
Investment management fee (Note 2)	6,675,999
Legal fees	125,329
Shareholder reports (Note 4)	110,950
Audit and tax	44,622
Trustees’ fees	44,071
Insurance	18,398
Distribution fees (Notes 2 and 4)	11,268
Custody fees	6,439
Reorganization fees (Note 12)	3,667
Transfer agent fees (Note 4)	180
Miscellaneous expenses	12,888

Total Expenses	7,053,811
Less: Fee waivers and/or expense reimbursements (Note 4)	(4,507)

Net Expenses	7,049,304

Net Investment Income	10,389,060

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	106,089,861
Futures contracts	569,444
Foreign currency transactions	770

Net Realized Gain	106,660,075

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(39,789,743)
Foreign currencies	109

Change in Net Unrealized Appreciation/Depreciation	(39,789,634)

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	66,870,441

Increase in Net Assets From Operations	$77,259,501

See Notes to Financial Statements.

Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report  16

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006

OPERATIONS:
Net investment income	$10,389,060	$9,795,724
Net realized gain	106,660,075	42,670,691
Change in net unrealized appreciation/depreciation	(39,789,634)	70,716,073

Increase in Net Assets From Operations	77,259,501	123,182,488

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(10,500,021)	(9,672,738)
Net realized gains	(81,712,106)	(25,396,834)

Decrease in Net Assets From Distributions to Shareholders	(92,212,127)	(35,069,572)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	58,233,060	44,066,646
Reinvestment of distributions	92,212,046	35,069,572
Cost of shares repurchased	(178,932,106)	(155,165,635)
Net assets of shares issued in connection with merger (Note 7)	125,817,351	—

Increase (Decrease) in Net Assets From Fund Share Transactions	97,330,351	(76,029,417)

Increase in Net Assets	82,377,725	12,083,499
NET ASSETS:
Beginning of year	910,940,590	898,857,091

End of year*	$993,318,315	$910,940,590

* Includes undistributed net investment income of:	$217,897	$315,524

See Notes to Financial Statements.

Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report  17

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares	2007(1)		2006		2005	2004	2003

Net Asset Value, Beginning of Year	$26.75		$24.23		$23.43	$21.77	$17.58

Income From Operations:
Net investment income	0.30		0.30		0.21	0.25	0.14
Net realized and unrealized gain	1.96		3.28		0.80	1.66	4.18

Total Income From Operations	2.26		3.58		1.01	1.91	4.32

Less Distributions From:
Net investment income	(0.30)		(0.29)		(0.21)	(0.25)	(0.13)
Net realized gains	(2.35)		(0.77)		—	—	—

Total Distributions	(2.65)		(1.06)		(0.21)	(0.25)	(0.13)

Net Asset Value, End of Year	$26.36		$26.75		$24.23	$23.43	$21.77

Total Return(2)	8.42%		14.80%		4.29%	8.79%	24.56%

Net Assets, End of Year (millions)	$961		$911		$899	$852	$730

Ratios to Average Net Assets:
Gross expenses	0.73	%(3)	0.73	%(3)	0.72%	0.75%	0.77%
Net expenses	0.73	(3)	0.72	(3)(4)	0.72	0.75 (4)	0.77
Net investment income	1.07		1.10		0.86	1.14	0.73

Portfolio Turnover Rate	45%		35%		51%	41%	41%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(3)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.73% for the year ended December 31, 2007 and 0.71% and 0.70%, respectively, for the year ended December 31, 2006 (Note 12).

(4)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report  18

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class II Shares(1)	2007(2)

Net Asset Value, Beginning of Period	$28.30

Income From Operations:
Net investment income	0.06
Net realized and unrealized gain	0.40

Total Income From Operations	0.46

Less Distributions From:
Net investment income	(0.23)
Net realized gains	(2.11)

Total Distributions	(2.34)

Net Asset Value, End of Period	$26.42

Total Return(3)	1.57%

Net Assets, End of Period (millions)	$32

Ratios to Average Net Assets:
Gross expenses	1.07	%(4)
Net expenses(5)	0.97	(4)(6)
Net investment income	1.65	(4)

Portfolio Turnover Rate	45%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period November 9, 2007 (inception date) to December 31, 2007.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares will not exceed 1.00%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

19  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Variable Appreciation Portfolio (the “Fund”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 30, 2007, the Fund was a separate diversified investment series of Legg Mason Partners Variable Portfolios II, a Massachusetts business trust, registered under the 1940 Act.
Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.
The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are

Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report  20

Notes to Financial Statements (continued)

also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis.
Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the

21  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net	Paid-in
	Investment Income	Realized Gain	Capital

(a)	$14,917	$(28,380)	$13,463
(b)	770	(770)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

22  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).
Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Management
Average Daily Net Assets	Fee Rate

Up to $250 million	0.750%
Next $250 million	0.700
Next $500 million	0.650
Next $1 billion	0.600
Next $1 billion	0.550
Over $3 billion	0.500

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.
During the period ended December 31, 2007, the Fund had a voluntary expense limitation in place of 1.00% for Class II shares.
Effective January 1, 2008, the manager is permitted to recapture amounts that it has previously waived and/or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular Fund business day, in the Fund’s total annual operating expenses exceeding the expense cap.
Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.
The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change

23  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

will have no effect on fees previously deferred. As of December 31, 2007, the Fund had accrued $6,673 as deferred compensation payable.
Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$406,618,691

Sales	547,605,190

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$243,896,012
Gross unrealized depreciation	(18,194,265)

Net unrealized appreciation	$225,701,747

4.	Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of Class II. Distribution fees are accrued daily and paid monthly.
During the period ended CGM was not the distributor after December 1, 2007, and LMIS waived a portion of their distribution fees for the Fund, resulting in a waiver of $4,507. The distribution plan fee waiver can be terminated at any time.

For the year ended December 31, 2007, class specific expenses were as follows:

	Distribution	Transfer Agent	Shareholder Report
	Fees	Fees	Expenses

Class I	—	$173	$107,036
Class II*	$11,268	7	3,914

Total	$11,268	$180	$110,950

*	For the period November 9, 2007 (inception date) to December 31, 2007.

24  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

Net Investment Income
Class I	$10,240,394	$9,672,738
Class II*	259,627	—

Total	$10,500,021	$9,672,738

Net Realized Gains
Class I	$79,305,135	$25,396,834
Class II*	2,406,971	—

Total	$81,712,106	$25,396,834

*	For the period November 9, 2007 (inception date) to December 31, 2007.

6.	Shares of Beneficial Interest
At December 31, 2007, the Trust had an unlimited number of shares authorized with a par value of $0.00001 per share. The Trust has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 30, 2007, the Trust had an unlimited number of shares authorized with a par value of $0.001 per share.

Transactions in shares of each Fund were as follows:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Shares	Amount	Shares	Amount

Class I
Shares sold	2,082,926	$58,225,784	1,726,180	$44,066,646
Shares issued on reinvestment	3,353,651	89,545,448	1,307,013	35,069,572
Shares repurchased	(6,357,562)	(177,711,977)	(6,077,293)	(155,165,635)
Shares issued with merger	3,319,511	92,613,496	—	—

Net Increase (Decrease)	2,398,526	$62,672,751	(3,044,100)	$(76,029,417)

Class II*
Shares sold	265	$7,276	—	—
Shares issued on reinvestment	100,173	2,666,598	—	—
Shares repurchased	(43,359)	(1,220,129)	—	—
Shares issued with merger	1,173,188	33,203,855	—	—

Net Increase	1,230,267	$34,657,600	—	—

*	For the period November 9, 2007 (inception date) to December 31, 2007.

7.	Transfer of Net Assets
On April 27, 2007, the Fund acquired the assets and certain liabilities of Legg Mason Partners Investment Series — Legg Mason Variable Growth and Income Portfolio and

25  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

Legg Mason Partners Variable Portfolios II — Legg Mason Partners Growth and Income Portfolio (collectively, the “Acquired Funds”), pursuant to a plan of reorganization approved by shareholders of the Acquired Funds on October 19, 2006. Total shares issued by the Fund and the total net assets of the Acquired Funds on the date of the transfer were as follows:

	Shares Issued	Total Net Assets
Acquired Fund	by the Fund	of the Acquired Fund

Legg Mason Partners Investment Series — Legg Mason Partners Variable Growth and Income Portfolio	2,939,028	$81,998,109
Legg Mason Partners Variable Portfolios II — Legg Mason Partners Variable Growth and Income Portfolio	380,483	10,615,387

Total net assets of the Fund before the reorganization were $920,880,888.
The total net assets of Legg Mason Partners Investment Series — Legg Mason Partners Variable Growth and Income Portfolio and Legg Mason Partners Variable Portfolios II — Legg Mason Partners Variable Growth and Income Portfolio before acquisition included unrealized appreciation of $18,130,804 and $2,698,117, respectively, and accumulated net realized loss of $1,578,668 and $40,144, respectively. In addition, the total net assets of Legg Mason Partners Variable Portfolios II — Legg Mason Partners Variable Growth and Income Portfolio included accumulated net investment loss of $2,353. The total net assets of the Fund immediately after the transfer were $1,013,494,384. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.
On November 9, 2007, the Fund acquired the assets and certain liabilities of Legg Mason Partners Variable Equity Trust — Legg Mason Partners Variable Multiple Discipline Portfolio — Large Cap Growth and Value (the “Acquired Fund”), pursuant to a plan of reorganization approved by shareholders of the Acquired Fund on October 24, 2007. Total shares issued by the Fund and the total net assets of the Acquired Fund on the date of the transfer were as follows:

	Shares Issued	Total Net Assets
Acquired Fund	by the Fund	of the Acquired Fund

Legg Mason Partners Variable Equity Trust — Legg Mason Partners Variable Multiple Discipline Portfolio — Large Cap Growth and Value	1,173,188	$33,203,855

Total net assets of the Fund before the reorganization were $965,239,733.
The total net assets of Legg Mason Partners Variable Equity Trust — Legg Mason Partners Variable Multiple Discipline Portfolio — Large Cap Growth and Value before acquisition included unrealized appreciation of $5,307,317. Total net assets of the Fund immediately after the transfer were $998,443,588. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report  26

Notes to Financial Statements (continued)

8.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2007	2006

Distributions paid from:
Ordinary Income	$16,033,569	$9,672,738
Net Long-Term Capital Gains	76,178,558	25,396,834

Total Distributions Paid	$92,212,127	$35,069,572

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,682,751
Undistributed long-term capital gains — net	28,284,527

Total undistributed earnings	$32,967,278
Other book/tax temporary differences (a)	(53,032)
Unrealized appreciation/(depreciation) (b)	225,701,747

Total accumulated earnings/(losses) — net	$258,615,993

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
During the year ended December 31, 2007, the Fund utilized $1,415,003 of capital loss carryforward inherited from Legg Mason Partners Investment Series — Legg Mason Partners Variable Growth and Income Portfolio as part of the reorganization described in Note 7. The Fund has no capital loss carryforward remaining.

9.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).
The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment

27  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report  28

Notes to Financial Statements (continued)

10.	Legal Matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
On December 3, 2007, the court granted the Defendants’ motion to dismiss with prejudice. On January 2, 2008, the Plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

29  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

11.	Other Matters
As previously disclosed, on September 16, 2005, the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

12.	Special Shareholder Meeting and Reorganization
Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.
The portions of these costs borne by the Fund are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report  30

Notes to Financial Statements (continued)

13.	Recent Accounting Pronouncement
On September 20, 2006, the Financial Accounting Standard Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

31  Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Appreciation Portfolio, a series of Legg Mason Partners Variable Equity Trust (formerly a series of Legg Mason Partners Variable Portfolios II) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Appreciation Portfolio as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 19, 2008

Legg Mason Partners Variable Appreciation Portfolio 2007 Annual Report  32

Board Approval of Management and Subadvisory
Agreements (unaudited)

At a meeting of the Fund’s Board of Trustees, the Board considered the re-approval for an annual period of the Fund’s management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.
In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, Extent and Quality of the Services provided to the Fund under the Management Agreement and Sub-Advisory Agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past two years. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the

33  Legg Mason Partners Variable Appreciation Portfolio

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

Manager’s response to recent regulatory compliance issues affecting the Manager and the Legg Mason Partners fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.
The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.
The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.
The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund Performance
The Board received and reviewed performance information for the Fund and for all large-cap core funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board members noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2007. The Fund performed below the median for the one-, three- and five-year periods, but performed better than the median for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 2007, which showed the Fund’s performance was competitive compared to the Lipper category average during the third quarter. The Board members then discussed with representatives of management, including the Chief Investment Officer for the Sub-Adviser, the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe. The Trustees noted that the portfolio

Legg Mason Partners Variable Appreciation Portfolio  34

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Trustees also noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s long-term performance and management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and established a committee of Independent Trustees to review performance with the Manager and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).
The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.
The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.
Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of 12 large-cap core funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all large-cap core funds underlying variable insurance products (“Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were higher than the

35  Legg Mason Partners Variable Appreciation Portfolio

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

median of management fees paid by the other funds in the Expense Group, and that the Fund’s actual total expense ratio also was higher than the median of the total expense ratios of the funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio, however, was lower than the average of the total expense ratios of the funds in the Expense Universe.

Manager Profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.
The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets increase. The Board also noted that as the Fund’s assets have increased over time, the Fund and its shareholders have realized economies of scale as certain expenses, such as fixed fund fees, became a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.
Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason Partners Variable Appreciation Portfolio  36

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

Other Benefits to the Manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.
In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.
Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.
No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

37  Legg Mason Partners Variable Appreciation Portfolio

Additional Information (unaudited)

Information about Trustees and Officers
The business and affairs of Legg Mason Partners Variable Appreciation Portfolio (the “Fund”) are managed under the direction of the Board of Trustees of Legg Mason Partners Variable Equity Trust (the “Trust”). Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1983	Law Firm of Paul R. Ades, PLLC (since 2000)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Independent Consultant (since 1969); Professor Harvard Business School (since 1969 to 2007)	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1934	Trustee	Since 1981	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

Legg Mason Partners Variable Appreciation Portfolio  38

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1995	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 2002	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

39  Legg Mason Partners Variable Appreciation Portfolio

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank, of Greater St. Louis, MO (since 2006)

Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1944	Trustee	Since 1993	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Legg Mason Partners Variable Appreciation Portfolio  40

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)	N/A	N/A

41  Legg Mason Partners Variable Appreciation Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

Legg Mason Partners Variable Appreciation Portfolio  42

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	Five Years	Trustee	Trustee

Steven Frank Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)	N/A	N/A

Albert Laskaj Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

43  Legg Mason Partners Variable Appreciation Portfolio

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2007:

Record Date:	6/21/2007	12/20/2007
Payable Date:	6/22/2007	12/21/2007

Dividends Qualifying for the Dividends Received Deduction for Corporations	99.43%	67.29%

Long-Term Capital Gain Dividend	$0.216853	$1.974881

Please retain this information for your records.

44  Legg Mason Partners Variable Appreciation Portfolio

Legg Mason Partners
Variable Appreciation
Portfolio

TRUSTEES
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

INVESTMENT MANAGER
Legg Mason Partners Fund
  Advisor, LLC

SUBADVISER
ClearBridge Advisors, LLC

DISTRIBUTOR
Legg Mason Investor
  Services, LLC

CUSTODIAN
State Street Bank and Trust
  Company

TRANSFER AGENT
PFPC, Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Appreciation Portfolio. It is not for distribution to prospective investors unless accompanied by a current prospectus .

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

FDXX010730 2/08 SR08-513

Legg Mason Partners
Variable Appreciation
Portfolio
The Fund is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.
LEGG MASON PARTNERS VARIABLE APPRECIATION PORTFOLIO
Legg Mason Partners Funds
55 Water Street
32nd Floor
New York, New York 10041
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $174,500 in 2006 and $183,300 in 2007.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $36,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,500 in 2006 and $35,900 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust were $0 in 2006 and $25,500 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Variable Equity Trust for the following date of August 27, 2007.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2007.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a) The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b) Not applicable
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: February 29, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Variable Equity Trust
Date: February 29, 2008

By:	/s/ Kaprel Ozsolak

(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Variable Equity Trust
Date: February 29, 2008